OPPENHEIMER MONEY MARKET FUND, INC.

Supplement dated June 6, 2013 to the

Prospectus and Statement of Additional Information dated November 21, 2012

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the above referenced fund and is in addition to any other supplement(s).

Effective July 22, 2013, the Prospectus is revised as follows:

1.	The section titled “Portfolio Managers” on page 4 is deleted in its entirety and is replaced with the following:

Portfolio Managers. Christopher Proctor, CFA, has been a portfolio manager and Vice President of the Fund since May 2010, and Adam Wilde has been a portfolio manager of the Fund since July 2013.

2.	The section titled “Portfolio Managers” on page 8 is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Christopher Proctor, CFA, and Adam Wilde who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Proctor has been a portfolio manager and Vice President of the Fund since May 2010. Mr. Wilde has been a portfolio manager of the Fund since July 2013.

Mr. Proctor has been a Vice President of the Sub-Adviser since August 2008 and Senior Portfolio Manager of the Sub-Adviser since January 2010. Prior to joining the Sub-Adviser, he was Vice President at Calamos Asset Management January 2007 – March 2008 and Scudder-Kemper Investments from 1999 to 2002. He was Managing Director and Co-Founder of Elmhurst Capital Management from 2004 to 2007 and Senior Manager of Research for Etrade Global Asset Management from 2002 to 2004.

Mr. Wilde has been a Vice President of the Sub-Adviser since May 2011 and a Portfolio Manager of the Sub-Adviser since July 2013.  He served as the head of credit research for the cash strategies team of the Sub-Adviser from 2011 to 2013, and as an Assistant Vice President and senior research analyst of the Sub-Adviser from 2008 to 2011.   Mr. Wilde served as an intermediate research analyst of the Sub-Adviser from 2007 to 2008 and served in other analyst roles of the Sub-Adviser since 2002.  Mr. Wilde joined the Sub-Adviser in 2001.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

Effective July 22, 2013, the SAI is revised as follows:

1.	Carol Wolf is no longer Vice President and Portfolio Manager of the Fund. All references to Ms. Wolf are hereby removed.

2.	The section titled “Portfolio Managers” on page 26 is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund is managed by Christopher Proctor and Adam Wilde (referred to as the “Portfolio Managers”), who are responsible for the day-to-day management of the Fund’s investments.

Other Accounts Managed. As of May 30, 2013, Mr. Wilde did not manage other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates. In addition to managing the Fund’s investment portfolio, Mr. Proctor also manages other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those other portfolios and accounts as of May 30, 2013. For each category, the number of accounts and total assets in accounts with fees based on performance is indicated by footnote:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Christopher Proctor	4	$8.44	0	$0	1	$277.44
Adam Wilde[4]	0	$0	0	$0	0	$0

1. In billions.

2. In millions.

3. Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.

4. As of May 30, 2013, Mr. Wilde did not manage any Funds on behalf of the Sub-Adviser.

3.	The section titled “Ownership of Fund Shares” on page 27 is deleted in its entirety and replaced with the following:

Ownership of Fund Shares. As of May 30, 2013, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Christopher Proctor	None
Adam Wilde	$1-$10,000

June 6, 2013	PS0200.025